HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-6779 - PremierSolutions Standard (Series A-II)

333-151805        HV-6778 - Premier Innovations(SM) (Series II)

Supplement dated October 5, 2012 to your Prospectus

SHARE CLASS CHANGE

Effective October 31, 2012, Class R3 shares of the following funds will be renamed Class R4 shares:

Columbia Diversified Equity Income Fund

Columbia Mid Cap Value Opportunity Fund

As a result of the changes, all references to share class R3 for the above referenced funds in your Prospectus are deleted and replaced with share class R4.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.